Exhibit 99.2

PARK
HOTELS & RESORTS

Third Quarter 2022 Supplemental Data

SEPTEMBER 30, 2022

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Parc 55 San Francisco, a Hilton Hotel

Hilton Hawaiian Village Waikiki Beach Resort

PARK HOTELS & RESORTS First Quarter 2021 Supplemental Data MARCH Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resor

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About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is the second largest publicly-traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 47 premium-branded hotels and resorts with approximately 30,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including expected dates that its hotels will break even or achieve positive Hotel Adjusted EBITDA, the impact to the Company's business and financial condition and that of its hotel management companies, measures being taken in response to COVID-19, the impact from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.

Forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2021, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

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Table of Contents

1. Financial Statements	4
2. Supplementary Financial Information	7
3. Outlook	18
4. Portfolio and Operating Metrics	22
5. Properties Acquired and Sold	41
6. Capital Structure	44
7. Definitions	46

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Financial Statements

Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina

4 |

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)

	September 30, 2022	December 31, 2021
	(unaudited)
ASSETS
Property and equipment, net	$8,292	$8,511
Investments in affiliates	4	15
Intangibles, net	43	44
Cash and cash equivalents	971	688
Restricted cash	29	75
Accounts receivable, net of allowance for doubtful accounts of $2 and $2	144	96
Prepaid expenses	40	35
Other assets	39	69
Operating lease right-of-use assets	224	210
TOTAL ASSETS (variable interest entities - $240 and $237)	$9,786	$9,743
LIABILITIES AND EQUITY
Liabilities
Debt	$4,670	$4,672
Accounts payable and accrued expenses	254	156
Due to hotel managers	123	111
Other liabilities	177	174
Operating lease liabilities	243	227
Total liabilities (variable interest entities - $220 and $219)	5,467	5,340
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 225,354,874 shares issued and 224,842,791 shares outstanding as of September 30, 2022 and 236,888,804 shares issued and 236,483,990 shares outstanding as of December 31, 2021	2	2
Additional paid-in capital	4,325	4,533
Retained earnings (accumulated deficit)	38	(83)
Total stockholders' equity	4,365	4,452
Noncontrolling interests	(46)	(49)
Total equity	4,319	4,403
TOTAL LIABILITIES AND EQUITY	$9,786	$9,743

5 |

Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	2019	2022	2021	2019
Revenues
Rooms	$428	$274	$430	$1,153	$587	$1,267
Food and beverage	148	76	156	431	152	534
Ancillary hotel	67	58	64	198	137	174
Other	19	15	22	54	35	59
Total revenues	662	423	672	1,836	911	2,034

Operating expenses
Rooms	115	76	114	298	170	334
Food and beverage	115	63	117	321	126	371
Other departmental and support	162	119	153	453	298	453
Other property-level	58	51	54	173	151	152
Management fees	30	19	32	84	40	101
Casualty and impairment loss, net	3	2	8	4	7	8
Depreciation and amortization	67	68	61	204	213	184
Corporate general and administrative	16	14	14	48	48	47
Acquisition costs	—	—	59	—	—	65
Other	18	14	23	52	34	61
Total expenses	584	426	635	1,637	1,087	1,776

Gain (loss) on sales of assets, net	14	(11)	1	13	(5)	20

Operating income (loss)	92	(14)	38	212	(181)	278

Interest income	4	—	2	5	—	5
Interest expense	(61)	(66)	(33)	(185)	(195)	(98)
Equity in earnings (losses) from investments in affiliates	1	—	3	6	(6)	18
Other gain (loss), net	1	(5)	(1)	98	(7)	(1)

Income (loss) before income taxes	37	(85)	9	136	(389)	202
Income tax benefit (expense)	3	3	—	2	2	(12)
Net income (loss)	40	(82)	9	138	(387)	190
Net income attributable to noncontrolling interests	(5)	(4)	(4)	(10)	(5)	(7)
Net income (loss) attributable to stockholders	$35	$(86)	$5	$128	$(392)	$183

Earnings (loss) per share:
Earnings (loss) per share – Basic	$0.15	$(0.36)	$0.02	$0.55	$(1.66)	$0.90
Earnings (loss) per share – Diluted	$0.15	$(0.36)	$0.02	$0.55	$(1.66)	$0.90

Weighted average shares outstanding – Basic	224	236	206	229	236	203
Weighted average shares outstanding – Diluted	224	236	207	229	236	204

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Supplementary Financial Information

Juniper Hotel Cupertino, Curio Collection Hotel Adagio, Autograph Collection The Reach Key West, Curio Collection

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	2019	2022	2021	2019
Net income (loss)	$40	$(82)	$9	$138	$(387)	$190
Depreciation and amortization expense	67	68	61	204	213	184
Interest income	(4)	—	(2)	(5)	—	(5)
Interest expense	61	66	33	185	195	98
Income tax (benefit) expense	(3)	(3)	—	(2)	(2)	12
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	3	7	7	8	19
EBITDA	163	52	108	527	27	498
(Gain) loss on sales of assets, net	(14)	11	(1)	(13)	5	(20)
Gain on sale of investments in affiliates(1)	—	—	—	(92)	—	—
Acquisition costs	—	—	59	—	—	65
Severance expense	—	—	—	—	—	2
Share-based compensation expense	4	5	4	13	15	12
Casualty and impairment loss, net	3	2	8	4	7	8
Other items	2	7	2	8	7	(2)
Adjusted EBITDA	$158	$77	$180	$447	$61	$563

(1) Included in other gain (loss), net in the condensed consolidated statements of operations.

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Supplementary Financial Information (continued)

Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	2019	2022	2021	2019
Adjusted EBITDA(1)	$158	$77	$180	$447	$61	$563
Less: Adjusted EBITDA from investments in affiliates	(4)	(4)	(9)	(20)	(4)	(31)
Add: All other(2)	13	11	12	37	33	41
Hotel Adjusted EBITDA	167	84	183	464	90	573
Add: Adjusted EBITDA from hotels acquired	—	—	39	—	—	129
Less: Adjusted EBITDA from hotels disposed of	(1)	(3)	(19)	(4)	1	(72)
Pro-forma Hotel Adjusted EBITDA	$166	$81	$203	$460	$91	$630

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	2019	2022	2021	2019
Total Revenues	$662	$423	$672	$1,836	$911	$2,034
Less: Other revenue	(19)	(15)	(22)	(54)	(35)	(59)
Add: Revenues from hotels acquired	—	—	125	—	—	406
Less: Revenues from hotels disposed of	(1)	(11)	(62)	(17)	(33)	(228)
Pro-forma Hotel Revenues	$642	$397	$713	$1,765	$843	$2,153

	Three Months Ended September 30,			2022 vs 2021		2022 vs 2019
	2022	2021	2019	Change(3)		Change(3)
Pro-forma Hotel Revenues	$642	$397	$713	61.9%		(10.0)%
Pro-forma Hotel Adjusted EBITDA	$166	$81	$203	104.5%		(18.2)%
Pro-forma Hotel Adjusted EBITDA margin(3)	25.9%	20.5%	28.5%	540	bps	(260	) bps

	Nine Months Ended September 30,			2022 vs 2021		2022 vs 2019
	2022	2021	2019	Change(3)		Change(3)
Pro-forma Hotel Revenues	$1,765	$843	$2,153	109.5%		(18.0)%
Pro-forma Hotel Adjusted EBITDA	$460	$91	$630	406.7%		(27.0)%
Pro-forma Hotel Adjusted EBITDA margin(3)	26.1%	10.8%	29.3%	1,530	bps	(320	) bps

(1) Includes EBITDA of $8 million for both the three and nine months ended September 30, 2019, for the period of ownership of the Chesapeake hotels.

     The 18 Chesapeake hotels were acquired in connection with the Company’s merger with Chesapeake Lodging Trust on September 18, 2019.

(2) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

(3)  Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	2019	2022	2021	2019
Net income (loss) attributable to stockholders	$35	$(86)	$5	$128	$(392)	$183
Depreciation and amortization expense	67	68	61	204	213	184
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(1)	(3)	(3)	(3)
(Gain) loss on sales of assets, net	(14)	11	(1)	(13)	5	(20)
Gain on sale of investments in affiliates(1)	—	—	—	(92)	—	—
Impairment loss	—	—	—	—	5	—
Equity investment adjustments:
Equity in (earnings) losses from investments in affiliates	(1)	—	(3)	(6)	6	(18)
Pro rata FFO of investments in affiliates	1	3	6	11	1	27
Nareit FFO attributable to stockholders	87	(5)	67	229	(165)	353
Casualty loss, net	3	2	7	4	2	7
Severance expense	—	—	—	—	—	2
Acquisition costs	—	—	59	—	—	65
Share-based compensation expense	4	5	4	13	15	12
Other items	—	3	3	5	2	1
Adjusted FFO attributable to stockholders	$94	$5	$140	$251	$(146)	$440
Nareit FFO per share – Diluted(2)	$0.39	$(0.02)	$0.33	$1.00	$(0.70)	$1.73
Adjusted FFO per share – Diluted(2)	$0.42	$0.02	$0.68	$1.09	$(0.62)	$2.16
Weighted average shares outstanding – Diluted(3)	224	236	207	229	236	204

(1) Included in other gain (loss), net in the condensed consolidated statements of operations.

(2) Per share amounts are calculated based on unrounded numbers.

(3) Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of September 30, 2022, see page 5.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Metrics

The Pro-forma financial information below is for the 43 consolidated hotels owned as of November 2, 2022.

	Three Months Ended			Nine Months Ended
(unaudited)	March 31,	June 30,	September 30,	September 30
	2022	2022	2022	2022
Pro-forma RevPAR	$117.48	$173.30	$171.27	$154.21
Pro-forma Occupancy	51.4%	70.9%	71.7%	64.8%
Pro-forma ADR	$228.52	$244.34	$238.87	$238.16

Pro-forma Hotel Revenues (in millions)	$455	$668	$642	$1,765
Pro-forma Hotel Adjusted EBITDA (in millions)	$88	$206	$166	$460
Pro-forma Hotel Adjusted EBITDA margin(1)	19.3%	30.8%	25.9%	26.1%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
Pro-forma RevPAR	$41.45	$78.75	$105.93	$111.02	$84.54
Pro-forma Occupancy	26.1%	41.6%	50.8%	52.0%	42.7%
Pro-forma ADR	$158.99	$189.40	$208.51	$213.37	$197.91

Pro-forma Hotel Revenues (in millions)	$150	$296	$397	$427	$1,270
Pro-forma Hotel Adjusted EBITDA (in millions)	$(31)	$41	$81	$84	$175
Pro-forma Hotel Adjusted EBITDA margin(1)	(21.1)%	13.9%	20.5%	19.6%	13.7%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Pro-forma RevPAR	$175.62	$192.87	$187.75	$178.73	$183.76
Pro-forma Occupancy	77.4%	85.6%	84.2%	80.5%	82.0%
Pro-forma ADR	$226.78	$225.29	$222.93	$221.89	$224.18

Pro-forma Hotel Revenues (in millions)	$687	$753	$713	$732	$2,885
Pro-forma Hotel Adjusted EBITDA (in millions)	$193	$234	$203	$214	$844
Pro-forma Hotel Adjusted EBITDA margin(1)	28.0%	31.1%	28.5%	29.2%	29.3%

__________________________________________________________________________________ (1) Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Historical Pro-Forma Hotel Adjusted EBITDA – YTD Q3 2022

	Three Months Ended			Nine Months Ended
(unaudited, in millions)	March 31,	June 30,	September 30,	September 30,
	2022	2022	2022	2022
Net (loss) income	$(56)	$154	$40	$138
Depreciation and amortization expense	69	68	67	204
Interest income	—	(1)	(4)	(5)
Interest expense	62	62	61	185
Income tax expense	—	1	(3)	(2)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	2	7
EBITDA	76	288	163	527
Loss (gain) on sales of assets, net	—	1	(14)	(13)
Gain on sale of investments in affiliates(1)	—	(92)	—	(92)
Share-based compensation expense	4	5	4	13
Casualty loss	—	1	3	4
Other items	2	4	2	8
Adjusted EBITDA	82	207	158	447
Less: Adjusted EBITDA from hotels disposed of	(1)	(2)	(1)	(4)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(4)	(2)	(8)
Pro-forma Adjusted EBITDA	79	201	155	435
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(2)	(12)
Add: All other(2)	12	12	13	37
Pro-forma Hotel Adjusted EBITDA(3)	$88	$206	$166	$460

(1)         Included in other gain (loss), net in the condensed consolidated statements of operations.

(2)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

(3)         Includes the 43 consolidated hotels owned as of November 2, 2022.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – Full Year 2021

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
Net loss	$(191)	$(114)	$(82)	$(65)	$(452)
Depreciation and amortization expense	74	71	68	68	281
Interest income	—	—	—	(1)	(1)
Interest expense	63	66	66	63	258
Income tax expense (benefit)	1	—	(3)	4	2
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	3	3	11
EBITDA	(52)	27	52	72	99
(Gain) loss on sales of assets, net	—	(6)	11	—	5
Share-based compensation expense	6	4	5	4	19
Impairment and casualty loss, net	—	5	2	2	9
Other items	(3)	3	7	3	10
Adjusted EBITDA	(49)	33	77	81	142
Less: Adjusted EBITDA from hotels disposed of	5	(1)	(3)	(3)	(2)
Less: Adjusted EBITDA from investments in affiliates disposed of	2	—	(2)	(1)	(1)
Pro-forma Adjusted EBITDA	(42)	32	72	77	139
Less: Adjusted EBITDA from investments in affiliates	—	(2)	(2)	(2)	(6)
Add: All other(1)	11	11	11	9	42
Pro-forma Hotel Adjusted EBITDA(2)	$(31)	$41	$81	$84	$175

______________________________________________________________________________________

(1)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

(2)         Includes the 43 consolidated hotels owned as of November 2, 2022.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – Full Year 2019

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	32	33	33	42	140
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(25)	(28)	(19)	(15)	(87)
Less: Adjusted EBITDA from investments in affiliates disposed of	(3)	(5)	(5)	(3)	(16)
Pro-forma Adjusted EBITDA(2)	185	227	195	205	812
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(4)	(3)	(21)
Add: All other(3)	15	14	12	12	53
Pro-forma Hotel Adjusted EBITDA(4)	$193	$234	$203	$214	$844

______________________________________________________________________________________ (1) Included in other gain (loss), net in the consolidated statements of operations.

(2)         Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Pro-forma Adjusted EBITDA would have been $797 million.

(3)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

(4)         Includes the 43 consolidated hotels owned as of November 2, 2022.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Revenues – 2022, 2021 and 2019

The Pro-forma financial information below is for the 43 consolidated hotels owned as of November 2, 2022.

	Three Months Ended			Nine Months Ended
(unaudited, in millions)	March 31,	June 30,	September 30,	September 30,
	2022	2022	2022	2022
Total Revenues	$479	$695	$662	$1,836
Less: Other revenue	(16)	(19)	(19)	(54)
Less: Revenues from hotels disposed of	(8)	(8)	(1)	(17)
Pro-forma Hotel Revenues	$455	$668	$642	$1,765

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
Total Revenues	$165	$323	$423	$451	$1,362
Less: Other revenue	(8)	(12)	(15)	(16)	(51)
Less: Revenues from hotels disposed of	(7)	(15)	(11)	(8)	(41)
Pro-forma Hotel Revenues	$150	$296	$397	$427	$1,270

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(84)	(82)	(62)	(60)	(288)
Pro-forma Hotel Revenues	$687	$753	$713	$732	$2,885

15 |

Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Corporate general and administrative expenses	$16	$14	$48	$48
Less:
Share-based compensation expense	4	5	13	15
Other items	—	1	3	3
G&A, excluding expenses not included in Adjusted EBITDA	$12	$8	$32	$30

16 |

Supplementary Financial Information (continued)

Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio

(unaudited, in millions)
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2020
Debt	$4,670	$4,671	$4,671	$4,672	$5,121
Add: unamortized deferred financing costs and discount	33	35	37	38	38
Less: unamortized premium	(3)	(4)	(4)	(4)	(3)
Debt, excluding unamortized deferred financing cost, premiums and discounts	4,700	4,702	4,704	4,706	5,156
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	170	170	225	225	225
Less: cash and cash equivalents	(971)	(758)	(639)	(688)	(951)
Less: restricted cash	(29)	(109)	(78)	(75)	(30)
Net debt	$3,870	$4,005	$4,212	$4,168	$4,400
2019 Pro-forma Adjusted EBITDA(1)	$812	$812	$812	$812	$812
Net debt to Pro-forma Adjusted EBITDA ratio	4.77x	4.93x	5.19x	5.13x	5.42x

(1) See page 14 for Pro-forma Adjusted EBITDA for the year ended December 31, 2019.

17 |

Outlook

18 |

Outlook

Q4 2022 and Full-Year 2022 Outlook and Assumptions

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Q4 2022 Outlook				Full-Year 2022 Outlook
	as of November 2, 2022				as of November 2, 2022
Metric	Low		High		Low		High

RevPAR	$163		$166		$156		$157
RevPAR change vs. 2019	(9)%		(7)%		(15)%		(14)%

Net income	$6		$20		$143		$157
Net income attributable to stockholders	$4		$18		$132		$147
Earnings per share – Diluted(1)	$0.02		$0.08		$0.58		$0.64

Adjusted EBITDA	$140		$155		$587		$602
Hotel Adjusted EBITDA margin	24.0%		25.0%		25.6%		25.8%
Hotel Adjusted EBITDA margin change vs. 2019(2)	(520	) bps	(420	) bps	(370	) bps	(350	) bps
Adjusted FFO per share – Diluted(1)	$0.35		$0.43		$1.45		$1.52

(1)
Per share amounts are calculated based on unrounded numbers.
(2)
The fourth quarter 2019 margin benefited from $21 million of business interruption proceeds, or a 200 basis point impact, related to the loss of income in prior periods for Park’s Puerto Rico and Key West hotels.

Park’s outlook is based in part on the following assumptions:

•
Fully diluted weighted average shares are expected to be 224 million and 228 million for Q4 2022 and full-year 2022, respectively; and
•
Does not take into account potential future acquisitions and dispositions, which could result in a material change to Park’s outlook.

Park's fourth quarter and full-year 2022 outlook are based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding any new disruptions from the COVID-19 pandemic and other macro-economic factors, including inflation, increases in interest rates, supply chain disruptions and the possibility of an economic recession or slowdown, all of which are subject to change.

19 |

Outlook (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

	Three Months Ending		Year Ending
(unaudited, in millions)	December 31, 2022		December 31, 2022
	Low Case	High Case	Low Case	High Case
Net income	$6	$20	$143	$157
Depreciation and amortization expense	66	66	270	270
Interest income	(7)	(7)	(12)	(12)
Interest expense	62	62	247	247
Income tax expense (benefit)	1	2	(1)	—
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	9	9
EBITDA	130	145	656	671
Gain on sale of assets, net	—	—	(13)	(13)
Gain on sale of investments in affiliates	—	—	(92)	(92)
Share-based compensation expense	5	5	17	17
Casualty loss	—	—	4	4
Other items	5	5	15	15
Adjusted EBITDA	140	155	587	602
Less: Adjusted EBITDA from investments in affiliates	(5)	(5)	(26)	(26)
Add: All other	15	15	49	49
Hotel Adjusted EBITDA	$150	$165	$610	$625

	Three Months Ending		Year Ending
	December 31, 2022		December 31, 2022
	Low Case	High Case	Low Case	High Case
Total Revenues	$642	$677	$2,462	$2,496
Less: Other revenue	(17)	(17)	(71)	(71)
Hotel Revenues	$625	$660	$2,391	$2,425

	Three Months Ending		Year Ending
	December 31, 2022		December 31, 2022
	Low Case	High Case	Low Case	High Case
Hotel Revenues	$625	$660	$2,391	$2,425
Hotel Adjusted EBITDA	$150	$165	$610	$625
Hotel Adjusted EBITDA margin(1)	24.0%	25.0%	25.6%	25.8%

(1) Percentages are calculated based on unrounded numbers.

20 |

Outlook (continued)

Nareit FFO and Adjusted FFO

	Three Months Ending		Year Ending
(unaudited, in millions except per share data)	December 31, 2022		December 31, 2022
	Low Case	High Case	Low Case	High Case
Net income attributable to stockholders	$4	$18	$132	$147
Depreciation and amortization expense	66	66	270	270
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(4)	(4)
Gain on sale of assets, net	—	—	(13)	(13)
Gain on sale of investments in affiliates	—	—	(92)	(92)
Equity investment adjustments:
Equity in earnings from investments in affiliates	(1)	(1)	(6)	(6)
Pro rata FFO of equity investments	2	2	12	12
Nareit FFO attributable to stockholders	70	84	299	314
Casualty loss	—	—	4	4
Share-based compensation expense	5	5	17	17
Other items	5	6	10	11
Adjusted FFO attributable to stockholders	$80	$95	$330	$346
Adjusted FFO per share – Diluted(1)	$0.35	$0.43	$1.45	$1.52
Weighted average diluted shares outstanding	224	224	228	228

(1) Per share amounts are calculated based on unrounded numbers.

21 |

Portfolio and Operating Metrics

Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

22 |

Portfolio and Operating Metrics

Hotel Portfolio as of November 2, 2022

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	San Francisco	135,000	Fee Simple	100%	$725	(1)
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco – a Hilton Hotel	1,024	San Francisco	32,000	Fee Simple	100%	—	(1)
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	157,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$57
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
Hilton Miami Airport	508	Miami	30,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$132
Waldorf Astoria Orlando	502	Orlando	33,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	$75
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$163
Hilton Oakland Airport	360	Other U.S.	15,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	21,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—

Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.

23 |

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of November 2, 2022

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	$26
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Consolidated Portfolio (43 Hotels)	27,062		2,196,000			$2,497

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern California	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$26
Total Unconsolidated Joint Venture Portfolio (4 Hotels)	2,656		318,000			$170

TOTAL PARK HOTELS & RESORTS PORTFOLIO (47 Hotels)	29,718		2,514,000			$2,667

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

24 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q3 2022 vs. Q3 2021

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	3Q22	3Q21	Change(1)	3Q22	3Q21	Change		3Q22	3Q21	Change(1)	3Q22	3Q21	Change(1)
Hawaii	2	3,507	$319.46	$282.63	13.0%	89.6%	75.8%	13.8%	pts	$286.37	$214.27	33.6%	$489.59	$363.18	34.8%
San Francisco	4	3,605	237.30	181.44	30.8	64.7	29.1	35.6		153.46	52.79	190.7	199.48	71.88	177.5
Orlando	3	2,325	188.84	185.53	1.8	59.2	49.0	10.2		111.82	90.92	23.0	224.75	188.81	19.0
New Orleans	1	1,622	175.06	137.86	27.0	55.6	50.0	5.6		97.37	69.00	41.1	177.75	108.98	63.1
Boston	3	1,536	252.53	194.67	29.7	85.1	69.2	15.9		214.94	134.83	59.4	268.84	170.24	57.9
New York	1	1,878	290.39	—	100.0	74.4	—	74.4		215.92	—	100.0	320.68	1.64	19,469.9
Southern California	5	1,773	278.65	260.31	7.0	79.3	72.8	6.5		220.86	189.38	16.6	316.81	265.20	19.5
Chicago	3	2,467	236.69	202.66	16.8	68.4	37.6	30.8		161.94	76.14	112.7	234.66	104.66	124.2
Key West	2	461	396.50	459.51	(13.7)	66.4	68.7	(2.3)		263.46	315.90	(16.6)	391.68	442.78	(11.5)
Denver	1	613	201.32	176.44	14.1	73.2	67.4	5.8		147.47	119.04	23.9	216.60	161.97	33.7
Miami	2	901	166.94	174.16	(4.1)	79.3	66.5	12.8		132.41	115.87	14.3	185.11	159.26	16.2
Washington, D.C.	2	1,085	160.78	125.86	27.7	66.6	43.3	23.3		107.03	54.48	96.5	156.41	75.62	106.8
Seattle	2	1,246	187.53	151.42	23.8	68.3	56.7	11.6		128.04	85.82	49.2	166.40	113.42	46.7
Other	12	4,043	187.17	165.81	12.9	69.5	57.0	12.5		130.10	94.43	37.8	177.13	123.11	43.9
All Markets	43	27,062	$238.87	$208.51	14.6%	71.7%	50.8%	20.9%	pts	$171.27	$105.93	61.7%	$257.78	$159.24	61.9%

(1) Calculated based on unrounded numbers.

25 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q3 2022 vs. Q3 2021

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	3Q22	3Q21	Change(1)	3Q22	3Q21	Change(1)	3Q22	3Q21	Change
Hawaii	2	3,507	$66	$46	42.4%	$158	$117	34.8%	41.7%	39.5%	220	bps
San Francisco	4	3,605	6	(9)	166.5	66	24	177.5	9.5	(39.7)	4,920
Orlando	3	2,325	9	9	2.9	48	40	19.0	19.8	22.9	(310)
New Orleans	1	1,622	7	4	77.9	27	16	63.1	25.3	23.2	210
Boston	3	1,536	14	7	102.9	38	24	57.9	35.5	27.6	790
New York	1	1,878	3	(14)	122.9	55	—	19,469.9	5.7	(4,872.2)	487,790
Southern California	5	1,773	19	17	16.0	52	43	19.5	37.1	38.2	(110)
Chicago	3	2,467	13	2	652.2	53	24	124.2	23.8	7.1	1,670
Key West	2	461	4	6	(35.2)	17	19	(11.5)	24.7	33.7	(900)
Denver	1	613	5	4	22.8	12	9	33.7	39.4	42.9	(350)
Miami	2	901	3	3	11.1	15	13	16.2	22.6	23.6	(100)
Washington, D.C.	2	1,085	3	—	792.9	16	8	106.8	19.3	(5.8)	2,510
Seattle	2	1,246	3	1	182.2	19	13	46.7	18.0	9.4	860
Other	12	4,043	11	5	68.0	66	47	43.9	16.4	14.0	240
All Markets	43	27,062	$166	$81	104.5%	$642	$397	61.9%	25.9%	20.5%	540	bps

(1) Calculated based on unrounded numbers.

26 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q3 2022 vs. YTD Q3 2021

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	2022	2021	Change(1)	2022	2021	Change		2022	2021	Change(1)	2022	2021	Change(1)
Hawaii	2	3,507	$294.71	$252.90	16.5%	84.8%	55.3%	29.5%	pts	$249.89	$139.91	78.6%	$437.40	$242.40	80.4%
San Francisco	4	3,605	239.61	174.19	37.6	46.9	15.9	31.0		112.39	27.65	306.5	151.78	37.04	309.7
Orlando	3	2,325	234.57	186.41	25.8	61.9	41.3	20.6		145.22	77.01	88.6	289.90	156.80	84.9
New Orleans	1	1,622	200.51	99.81	100.9	59.5	51.1	8.4		119.30	51.02	133.8	205.50	79.97	157.0
Boston	3	1,536	226.73	166.05	36.5	74.3	47.0	27.3		168.49	78.08	115.8	217.43	98.95	119.7
New York	1	1,878	286.64	—	100.0	59.3	—	59.3		169.86	—	100.0	264.80	2.01	13,104.9
Southern California	5	1,773	248.78	220.43	12.9	74.3	58.6	15.7		184.77	129.21	43.0	273.41	179.07	52.7
Chicago	3	2,467	222.65	191.41	16.3	51.9	17.7	34.2		115.62	33.85	241.5	175.18	45.71	283.2
Key West	2	461	576.54	494.18	16.7	74.8	81.8	(7.0)		430.97	404.11	6.6	616.55	571.61	7.9
Denver	1	613	182.81	144.11	26.9	67.0	47.4	19.6		122.42	68.23	79.4	182.73	89.04	105.2
Miami	2	901	219.93	184.78	19.0	82.1	68.1	14.0		180.52	125.85	43.4	242.17	173.42	39.6
Washington, D.C.	2	1,085	158.69	119.03	33.3	62.6	39.3	23.3		99.33	46.76	112.4	143.61	59.87	139.9
Seattle	2	1,246	160.97	131.87	22.1	65.7	41.1	24.6		105.77	54.18	95.2	144.63	72.25	100.2
Other	12	4,043	189.33	151.61	24.9	64.5	49.2	15.3		122.21	74.67	63.7	168.17	97.26	72.9
All Markets	43	27,062	$238.16	$191.06	24.6%	64.8%	39.6%	25.2%	pts	$154.21	$75.61	103.9%	$238.97	$114.05	109.5%

(1) Calculated based on unrounded numbers.

27 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q3 2022 vs. YTD Q3 2021

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2022	2021	Change(1)	2022	2021	Change(1)	2022	2021	Change
Hawaii	2	3,507	$176	$74	139.9%	$419	$232	80.4%	42.1%	31.7%	1,040	bps
San Francisco	4	3,605	1	(38)	101.7	149	36	309.7	0.4	(104.6)	10,500
Orlando	3	2,325	58	20	195.3	184	100	84.9	31.6	19.8	1,180
New Orleans	1	1,622	32	5	583.8	91	35	157.0	35.1	13.2	2,190
Boston	3	1,536	28	2	1,229.4	91	41	119.7	30.4	5.0	2,540
New York	1	1,878	—	(34)	99.9	136	1	13,104.9	—	(3,307.6)	330,760
Southern California	5	1,773	45	26	71.4	132	87	52.7	33.6	29.9	370
Chicago	3	2,467	9	(13)	167.8	118	31	283.2	7.4	(42.1)	4,950
Key West	2	461	33	32	2.5	78	72	7.9	42.6	44.8	(220)
Denver	1	613	11	3	217.7	31	15	105.2	34.8	22.5	1,230
Miami	2	901	22	13	66.4	60	43	39.6	37.0	31.0	600
Washington, D.C.	2	1,085	8	(1)	618.2	43	18	139.9	17.9	(8.3)	2,620
Seattle	2	1,246	6	(2)	384.1	49	25	100.2	12.9	(9.1)	2,200
Other	12	4,043	31	4	571.0	184	107	72.9	17.5	4.5	1,300
All Markets	43	27,062	$460	$91	406.7%	$1,765	$843	109.5%	26.1%	10.8%	1,530	bps

(1) Calculated based on unrounded numbers.

28 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q3 2022 vs. Q3 2021

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		3Q22	3Q21	Change(1)	3Q22	3Q21	Change		3Q22	3Q21	Change(1)	3Q22	3Q21	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$312.18	$274.08	13.9%	92.1%	75.7%	16.4%	pts	$287.56	$207.38	38.7%	$461.45	$326.61	41.3%
2	Hilton Waikoloa Village	357.15	320.05	11.6	78.7	76.4	2.3		281.12	244.71	14.9	613.98	524.84	17.0
3	Hilton San Francisco Union Square	226.50	170.01	33.2	61.5	28.8	32.7		139.41	49.01	184.5	190.71	68.78	177.3
4	Parc 55 San Francisco – a Hilton Hotel	225.71	—	100.0	61.8	—	61.8		139.39	—	100.0	155.54	2.82	5,420.5
5	JW Marriott San Francisco Union Square	308.48	216.47	42.5	76.3	66.6	9.7		235.47	144.26	63.2	333.41	179.94	85.3
6	Hyatt Centric Fisherman's Wharf	242.86	175.03	38.8	80.4	84.2	(3.8)		195.15	147.27	32.5	249.33	196.82	26.7
7	Signia by Hilton Orlando Bonnet Creek	167.35	164.66	1.6	59.1	54.8	4.3		98.97	90.21	9.7	225.08	217.31	3.6
8	Waldorf Astoria Orlando	297.50	303.60	(2.0)	55.1	47.1	8.0		163.88	143.01	14.6	309.18	278.05	11.2
9	Hilton Orlando Lake Buena Vista	154.62	138.74	11.4	61.9	43.1	18.8		95.64	59.67	60.3	172.27	98.45	75.0
10	Hilton New Orleans Riverside	175.06	137.86	27.0	55.6	50.0	5.6		97.37	69.00	41.1	177.75	108.98	63.1
11	Hyatt Regency Boston	271.18	208.43	30.1	89.1	73.0	16.1		241.69	152.13	58.9	300.07	191.76	56.5
12	Hilton Boston Logan Airport	266.10	198.15	34.3	94.0	82.0	12.0		250.11	162.43	54.0	308.80	202.32	52.6
13	Boston Marriott Newton	197.61	161.22	22.6	68.0	47.1	20.9		134.31	75.88	77.0	176.27	100.06	76.2
14	New York Hilton Midtown	290.39	—	100.0	74.4	—	74.4		215.92	—	100.0	320.68	1.64	19,469.9
15	Hilton Santa Barbara Beachfront Resort	419.09	448.31	(6.5)	88.9	82.6	6.3		372.55	370.13	0.7	528.20	493.54	7.0
16	Hyatt Regency Mission Bay Spa and Marina	377.70	294.30	28.3	66.0	66.4	(0.4)		249.42	195.62	27.5	395.79	319.80	23.8
17	Hilton Checkers Los Angeles	226.70	186.61	21.5	74.2	50.0	24.2		168.20	93.36	80.2	190.75	109.10	74.8
18	Hilton Chicago	221.09	201.23	9.9	67.8	31.1	36.7		149.79	62.50	139.7	243.50	96.66	151.9
19	W Chicago – City Center	302.48	212.92	42.1	66.0	45.0	21.0		199.52	95.64	108.6	233.56	110.34	111.7
20	W Chicago – Lakeshore	233.60	198.25	17.8	72.3	51.2	21.1		168.88	101.53	66.3	209.25	124.04	68.7
21	Casa Marina Key West, Curio Collection	388.55	473.52	(17.9)	63.6	66.4	(2.8)		247.24	314.76	(21.5)	374.30	436.97	(14.3)
22	The Reach Key West, Curio Collection	411.00	433.22	(5.1)	72.3	73.5	(1.2)		297.11	318.26	(6.6)	427.72	454.84	(6.0)
23	Hilton Denver City Center	201.32	176.44	14.1	73.2	67.4	5.8		147.47	119.04	23.9	216.60	161.97	33.7
24	Royal Palm South Beach Miami	205.55	208.03	(1.2)	75.0	69.6	5.4		154.22	144.83	6.5	211.36	200.17	5.6
25	DoubleTree Hotel Washington DC – Crystal City	150.42	123.88	21.4	72.3	39.7	32.6		108.81	49.21	121.1	149.00	64.79	130.0
26	DoubleTree Hotel San Jose	168.19	124.86	34.7	63.3	56.0	7.3		106.44	69.87	52.3	152.86	96.26	58.8
27	Juniper Hotel Cupertino, Curio Collection	227.23	125.04	81.7	79.2	54.7	24.5		180.02	68.48	162.9	201.28	83.19	142.0
	Sub-total Core Hotels	$256.48	$225.55	13.7%	71.8%	48.1%	23.7%	pts	$184.12	$108.60	69.5%	$282.04	$168.64	67.2%

	All Other Hotels	$180.64	$163.17	10.7%	71.4%	59.5%	11.9%	pts	$129.01	$97.12	32.8%	$177.96	$128.32	38.7%
	Total Consolidated Portfolio	$238.87	$208.51	14.6%	71.7%	50.8%	20.9%	pts	$171.27	$105.93	61.7%	$257.78	$159.24	61.9%

(1) Calculated based on unrounded numbers.

29 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q3 2022 vs. Q3 2021

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		3Q22	3Q21	Change(1)	3Q22	3Q21	Change(1)	3Q22	3Q21	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$51	$35	46.7%	$121	$86	41.3%	42.0%	40.5%	150	bps
2	Hilton Waikoloa Village	15	11	29.4	37	31	17.0	40.4	36.5	390
3	Hilton San Francisco Union Square	3	(6)	143.7	34	12	177.3	7.8	(49.6)	5,740
4	Parc 55 San Francisco – a Hilton Hotel	—	(4)	105.5	15	—	5,420.5	1.4	(1,426.8)	142,820
5	JW Marriott San Francisco Union Square	2	(1)	279.8	11	6	85.3	14.7	(15.1)	2,980
6	Hyatt Centric Fisherman's Wharf	2	1	56.9	7	6	26.7	26.2	21.2	500
7	Signia by Hilton Orlando Bonnet Creek	4	6	(28.7)	21	20	3.6	19.4	28.2	(880)
8	Waldorf Astoria Orlando	3	3	(2.1)	14	13	11.2	18.9	21.5	(260)
9	Hilton Orlando Lake Buena Vista	3	1	250.3	13	7	75.0	21.2	10.6	1,060
10	Hilton New Orleans Riverside	7	4	77.9	27	16	63.1	25.3	23.2	210
11	Hyatt Regency Boston	6	3	108.1	14	9	56.5	43.9	33.0	1,090
12	Hilton Boston Logan Airport	6	3	79.8	17	11	52.6	33.0	28.0	500
13	Boston Marriott Newton	2	1	200.3	7	4	76.2	25.3	14.8	1,050
14	New York Hilton Midtown	3	(14)	122.9	55	—	19,469.9	5.7	(4,872.2)	487,790
15	Hilton Santa Barbara Beachfront Resort	10	10	1.4	17	16	7.0	56.3	59.4	(310)
16	Hyatt Regency Mission Bay Spa and Marina	5	4	25.6	16	13	23.8	29.1	28.7	40
17	Hilton Checkers Los Angeles	1	—	48,140.4	3	2	74.8	20.7	0.1	2,060
18	Hilton Chicago	9	1	719.5	35	14	151.9	25.5	7.9	1,760
19	W Chicago – City Center	2	—	687.8	9	4	111.7	23.6	6.4	1,720
20	W Chicago – Lakeshore	2	—	421.5	10	6	68.7	18.4	5.9	1,250
21	Casa Marina Key West, Curio Collection	3	4	(41.0)	11	13	(14.3)	23.4	34.0	(1,060)
22	The Reach Key West, Curio Collection	2	2	(23.4)	6	6	(6.0)	26.9	33.0	(610)
23	Hilton Denver City Center	5	4	22.8	12	9	33.7	39.4	42.9	(350)
24	Royal Palm South Beach Miami	2	2	11.5	8	7	5.6	25.2	23.9	130
25	DoubleTree Hotel Washington DC – Crystal City	2	—	13,364.8	9	4	130.0	26.7	0.5	2,620
26	DoubleTree Hotel San Jose	—	—	272.2	7	4	58.8	3.7	(3.4)	710
27	Juniper Hotel Cupertino, Curio Collection	1	—	955.0	4	2	142.0	33.1	(9.4)	4,250
	Sub-total Core Hotels	$151	$70	112.7%	$540	$321	67.2%	27.4%	21.6%	580	bps

	All Other Hotels	$15	$11	56.7%	$102	$76	38.7%	18.2%	16.1%	210	bps
	Total Consolidated Portfolio	$166	$81	104.5%	$642	$397	61.9%	25.9%	20.5%	540	bps

(1) Calculated based on unrounded numbers.

30 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q3 2022 vs. YTD Q3 2021

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		2022	2021	Change(1)	2022	2021	Change		2022	2021	Change(1)	2022	2021	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$284.59	$249.54	14.0%	86.5%	53.1%	33.4%	pts	$246.10	$132.44	85.8%	$398.78	$209.43	90.4%
2	Hilton Waikoloa Village	344.72	264.99	30.1	77.4	65.3	12.1		266.65	172.92	54.2	608.11	388.17	56.7
3	Hilton San Francisco Union Square	233.89	169.06	38.4	48.0	11.9	36.1		112.28	20.16	457.0	159.79	28.22	466.2
4	Parc 55 San Francisco – a Hilton Hotel	235.41	—	100.0	29.2	—	29.2		68.85	—	100.0	78.28	1.44	5,327.9
5	JW Marriott San Francisco Union Square	293.69	199.24	47.4	68.8	46.5	22.3		202.11	92.67	118.1	277.97	113.20	145.6
6	Hyatt Centric Fisherman's Wharf	212.60	158.75	33.9	73.6	58.0	15.6		156.50	92.03	70.1	203.84	123.13	65.5
7	Signia by Hilton Orlando Bonnet Creek	211.47	162.52	30.1	61.3	45.9	15.4		129.58	74.60	73.7	299.40	169.67	76.5
8	Waldorf Astoria Orlando	377.11	324.32	16.3	59.7	38.9	20.8		224.99	126.19	78.3	412.84	252.99	63.2
9	Hilton Orlando Lake Buena Vista	180.11	133.86	34.5	64.1	37.1	27.0		115.42	49.67	132.4	202.31	81.52	148.2
10	Hilton New Orleans Riverside	200.51	99.81	100.9	59.5	51.1	8.4		119.30	51.02	133.8	205.50	79.97	157.0
11	Hyatt Regency Boston	254.60	170.25	49.5	71.9	48.1	23.8		183.17	81.99	123.4	233.98	103.82	125.4
12	Hilton Boston Logan Airport	225.93	171.52	31.7	89.6	57.6	32.0		202.41	98.85	104.8	254.18	122.89	106.8
13	Boston Marriott Newton	186.46	144.02	29.5	55.6	30.8	24.8		103.68	44.35	133.8	146.51	59.64	145.6
14	New York Hilton Midtown	286.64	—	100.0	59.3	—	59.3		169.86	—	100.0	264.80	2.01	13,104.9
15	Hilton Santa Barbara Beachfront Resort	377.74	375.22	0.7	79.6	67.5	12.1		300.72	253.18	18.8	434.22	335.94	29.3
16	Hyatt Regency Mission Bay Spa and Marina	310.68	250.99	23.8	63.0	49.1	13.9		195.85	123.24	58.9	327.33	205.32	59.4
17	Hilton Checkers Los Angeles	222.70	162.85	36.7	66.5	37.3	29.2		148.01	60.74	143.7	168.66	70.67	138.7
18	Hilton Chicago	209.50	198.32	5.6	51.5	11.4	40.1		107.91	22.59	377.8	185.55	35.52	422.4
19	W Chicago – City Center	290.20	207.70	39.7	49.7	18.9	30.8		144.29	39.32	267.0	172.69	45.49	279.6
20	W Chicago – Lakeshore	211.85	178.07	19.0	54.9	35.4	19.5		116.26	63.06	84.4	146.29	76.16	92.1
21	Casa Marina Key West, Curio Collection	574.03	514.31	11.6	73.6	80.5	(6.9)		422.69	414.18	2.1	607.59	585.91	3.7
22	The Reach Key West, Curio Collection	581.53	454.33	28.0	77.1	84.4	(7.3)		448.15	383.22	16.9	635.15	541.95	17.2
23	Hilton Denver City Center	182.81	144.11	26.9	67.0	47.4	19.6		122.42	68.23	79.4	182.73	89.04	105.2
24	Royal Palm South Beach Miami	285.68	220.92	29.3	77.7	76.6	1.1		221.91	169.12	31.2	288.64	234.51	23.1
25	DoubleTree Hotel Washington DC – Crystal City	151.87	119.83	26.7	69.1	36.8	32.3		104.89	44.01	138.3	140.88	53.88	161.4
26	DoubleTree Hotel San Jose	163.38	119.18	37.1	58.2	40.7	17.5		95.03	48.49	96.0	136.91	65.89	107.8
27	Juniper Hotel Cupertino, Curio Collection	200.19	109.44	82.9	64.9	43.8	21.1		129.95	48.00	170.7	150.92	56.30	168.1
	Sub-total Core Hotels	$257.19	$209.52	22.8%	63.7%	36.1%	27.6%	pts	$163.92	$75.64	116.7%	$259.47	$118.57	118.8%

	All Other Hotels	$179.54	$148.08	21.2%	68.1%	51.0%	17.1%	pts	$122.26	$75.53	61.9%	$171.51	$99.18	72.9%
	Total Consolidated Portfolio	$238.16	$191.06	24.6%	64.8%	39.6%	25.2%	pts	$154.21	$75.61	103.9%	$238.97	$114.05	109.5%

(1) Calculated based on unrounded numbers.

31 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q3 2022 vs. YTD Q3 2021

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		2022	2021	Change(1)	2022	2021	Change(1)	2022	2021	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$134	$52	156.1%	$311	$164	90.4%	43.0%	32.0%	1,100	bps
2	Hilton Waikoloa Village	43	21	100.0	107	69	56.7	39.6	31.0	860
3	Hilton San Francisco Union Square	—	(22)	99.4	84	15	466.2	(0.2)	(146.9)	14,670
4	Parc 55 San Francisco – a Hilton Hotel	(6)	(12)	50.1	22	—	100.0	(27.1)	(2,952.6)	292,550
5	JW Marriott San Francisco Union Square	3	(5)	165.2	26	11	145.6	12.3	(46.1)	5,840
6	Hyatt Centric Fisherman's Wharf	4	—	728.6	18	11	65.5	20.0	4.0	1,600
7	Signia by Hilton Orlando Bonnet Creek	27	11	152.3	82	47	76.5	32.8	22.9	990
8	Waldorf Astoria Orlando	18	8	117.9	57	35	63.2	31.1	23.3	780
9	Hilton Orlando Lake Buena Vista	14	1	1,400.9	45	18	148.2	30.1	5.0	2,510
10	Hilton New Orleans Riverside	32	5	583.8	91	35	157.0	35.1	13.2	2,190
11	Hyatt Regency Boston	12	1	1,089.9	32	14	125.4	37.9	7.2	3,070
12	Hilton Boston Logan Airport	12	2	600.2	42	20	106.8	28.2	8.3	1,990
13	Boston Marriott Newton	4	(1)	698.9	17	7	145.6	21.8	(8.9)	3,070
14	New York Hilton Midtown	—	(34)	99.9	136	1	13,104.9	—	(3,307.6)	330,760
15	Hilton Santa Barbara Beachfront Resort	21	17	22.2	43	33	29.3	50.0	52.9	(290)
16	Hyatt Regency Mission Bay Spa and Marina	11	5	119.3	39	25	59.4	27.1	19.7	740
17	Hilton Checkers Los Angeles	2	(1)	265.4	9	4	138.7	19.4	(28.1)	4,750
18	Hilton Chicago	8	(8)	205.0	78	15	422.4	10.8	(53.8)	6,460
19	W Chicago – City Center	1	(2)	161.8	19	5	279.6	6.8	(42.0)	4,880
20	W Chicago – Lakeshore	(1)	(3)	64.8	21	11	92.1	(4.7)	(25.7)	2,100
21	Casa Marina Key West, Curio Collection	22	23	(5.0)	52	50	3.7	42.2	46.0	(380)
22	The Reach Key West, Curio Collection	11	9	21.0	26	22	17.2	43.3	41.9	140
23	Hilton Denver City Center	11	3	217.7	31	15	105.2	34.8	22.5	1,230
24	Royal Palm South Beach Miami	12	9	43.6	31	25	23.1	39.9	34.2	570
25	DoubleTree Hotel Washington DC – Crystal City	6	—	100.0	24	9	161.4	26.6	2.9	2,370
26	DoubleTree Hotel San Jose	—	(2)	109.1	19	9	107.8	1.0	(23.9)	2,490
27	Juniper Hotel Cupertino, Curio Collection	2	(1)	254.0	9	3	168.1	22.5	(39.1)	6,160
	Sub-total Core Hotels	$403	$76	421.4%	$1,471	$673	118.8%	27.3%	11.5%	1,580	bps

	All Other Hotels	$57	$15	324.2%	$294	$170	72.9%	19.7%	8.0%	1,170	bps
	Total Consolidated Portfolio	$460	$91	406.7%	$1,765	$843	109.5%	26.1%	10.8%	1,530	bps

(1) Calculated based on unrounded numbers.

32 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q3 2022 vs. Q3 2019

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	3Q22	3Q19	Change(1)	3Q22	3Q19	Change		3Q22	3Q19	Change(1)	3Q22	3Q19	Change(1)
Hawaii	2	3,507	$319.46	$274.08	16.6%	89.6%	92.6%	(3.0)%	pts	$286.37	$253.90	12.8%	$489.59	$431.34	13.5%
San Francisco	4	3,605	237.30	277.25	(14.4)	64.7	93.3	(28.6)		153.46	258.65	(40.7)	199.48	324.01	(38.4)
Orlando	3	2,325	188.84	161.62	16.8	59.2	67.0	(7.8)		111.82	108.29	3.3	224.75	222.66	0.9
New Orleans	1	1,622	175.06	167.90	4.3	55.6	66.9	(11.3)		97.37	112.37	(13.4)	177.75	198.52	(10.5)
Boston	3	1,536	252.53	251.34	0.5	85.1	89.9	(4.8)		214.94	226.01	(4.9)	268.84	286.64	(6.2)
New York	1	1,878	290.39	270.97	7.2	74.4	95.5	(21.1)		215.92	258.62	(16.5)	320.68	380.64	(15.8)
Southern California	5	1,773	278.65	207.92	34.0	79.3	90.8	(11.5)		220.86	188.75	17.0	316.81	282.66	12.1
Chicago	3	2,467	236.69	217.59	8.8	68.4	83.7	(15.3)		161.94	182.09	(11.1)	234.66	275.54	(14.8)
Key West	2	461	396.50	287.78	37.8	66.4	58.3	8.1		263.46	167.92	56.9	391.68	253.08	54.8
Denver	1	613	201.32	183.39	9.8	73.2	94.6	(21.4)		147.47	173.59	(15.0)	216.60	248.71	(12.9)
Miami	2	901	166.94	131.87	26.6	79.3	84.5	(5.2)		132.41	111.45	18.8	185.11	161.10	14.9
Washington, D.C.	2	1,085	160.78	163.52	(1.7)	66.6	74.7	(8.1)		107.03	122.13	(12.4)	156.41	174.64	(10.4)
Seattle	2	1,246	187.53	175.52	6.8	68.3	85.7	(17.4)		128.04	150.30	(14.8)	166.40	195.82	(15.0)
Other	12	4,043	187.17	181.12	3.3	69.5	78.2	(8.7)		130.10	141.63	(8.1)	177.13	208.65	(15.1)
All Markets	43	27,062	$238.87	$222.93	7.2%	71.7%	84.2%	(12.5)%	pts	$171.27	$187.75	(8.8)%	$257.78	$281.47	(8.4)%

(1) Calculated based on unrounded numbers.

33 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q3 2022 vs. Q3 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	3Q22	3Q19	Change(1)	3Q22	3Q19	Change(1)	3Q22	3Q19	Change
Hawaii	2	3,507	$66	$62	5.8%	$158	$158	0.3%	41.7%	39.5%	220	bps
San Francisco	4	3,605	6	31	(79.9)	66	107	(38.4)	9.5	29.1	(1,960)
Orlando	3	2,325	9	8	14.8	48	48	0.9	19.8	17.4	240
New Orleans	1	1,622	7	10	(32.9)	27	30	(10.5)	25.3	33.7	(840)
Boston	3	1,536	14	15	(7.6)	38	41	(6.2)	35.5	36.1	(60)
New York	1	1,878	3	9	(63.9)	55	66	(15.8)	5.7	13.3	(760)
Southern California	5	1,773	19	16	17.7	52	46	12.1	37.1	35.3	180
Chicago	3	2,467	13	16	(20.1)	53	63	(14.8)	23.8	25.4	(160)
Key West	2	461	4	2	167.6	17	11	54.8	24.7	14.3	1,040
Denver	1	613	5	5	(12.5)	12	14	(12.9)	39.4	39.2	20
Miami	2	901	3	2	42.1	15	13	14.9	22.6	18.3	430
Washington, D.C.	2	1,085	3	3	3.3	16	17	(10.4)	19.3	16.7	260
Seattle	2	1,246	3	6	(38.5)	19	22	(15.0)	18.0	24.9	(690)
Other	12	4,043	11	18	(41.1)	66	77	(15.1)	16.4	23.6	(720)
All Markets	43	27,062	$166	$203	(18.2)%	$642	$713	(10.0)%	25.9%	28.5%	(260)	bps

(1) Calculated based on unrounded numbers.

34 |

s

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q3 2022 vs. YTD Q3 2019

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	2022	2019	Change(1)	2022	2019	Change		2022	2019	Change(1)	2022	2019	Change(1)
Hawaii	2	3,507	$294.71	$258.75	13.9%	84.8%	90.7%	(5.9)%	pts	$249.89	$234.70	6.5%	$437.40	$403.40	8.4%
San Francisco	4	3,605	239.61	289.68	(17.3)	46.9	91.3	(44.4)		112.39	264.35	(57.5)	151.78	342.16	(55.6)
Orlando	3	2,325	234.57	198.13	18.4	61.9	78.0	(16.1)		145.22	154.62	(6.1)	289.90	321.75	(9.9)
New Orleans	1	1,622	200.51	191.92	4.5	59.5	74.4	(14.9)		119.30	142.76	(16.4)	205.50	247.05	(16.8)
Boston	3	1,536	226.73	232.59	(2.5)	74.3	85.8	(11.5)		168.49	199.69	(15.6)	217.43	265.66	(18.2)
New York	1	1,878	286.64	264.74	8.3	59.3	89.8	(30.5)		169.86	237.56	(28.5)	264.80	386.01	(31.4)
Southern California	5	1,773	248.78	192.53	29.2	74.3	86.3	(12.0)		184.77	166.11	11.2	273.41	259.48	5.4
Chicago	3	2,467	222.65	205.25	8.5	51.9	74.3	(22.4)		115.62	152.55	(24.2)	175.18	238.23	(26.5)
Key West	2	461	576.54	383.11	50.5	74.8	77.9	(3.1)		430.97	298.13	44.6	616.55	443.48	39.0
Denver	1	613	182.81	178.48	2.4	67.0	86.1	(19.1)		122.42	153.67	(20.3)	182.73	229.12	(20.2)
Miami	2	901	219.93	177.47	23.9	82.1	88.6	(6.5)		180.52	157.19	14.8	242.17	222.06	9.1
Washington, D.C.	2	1,085	158.69	172.75	(8.1)	62.6	75.7	(13.1)		99.33	130.67	(24.0)	143.61	192.51	(25.4)
Seattle	2	1,246	160.97	156.44	2.9	65.7	81.4	(15.7)		105.77	127.41	(17.0)	144.63	177.10	(18.3)
Other	12	4,043	189.33	183.53	3.2	64.5	71.6	(7.1)		122.21	131.41	(7.0)	168.17	184.70	(9.0)
All Markets	43	27,062	$238.16	$224.94	5.9%	64.8%	82.5%	(17.7)%	pts	$154.21	$185.46	(16.8)%	$238.97	$286.50	(16.6)%

(1) Calculated based on unrounded numbers.

35 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q3 2022 vs. YTD Q3 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2022	2019	Change(1)	2022	2019	Change(1)	2022	2019	Change
Hawaii	2	3,507	$176	$164	7.5%	$419	$437	(4.2)%	42.1%	37.5%	460	bps
San Francisco	4	3,605	1	105	(99.4)	149	337	(55.6)	0.4	31.1	(3,070)
Orlando	3	2,325	58	66	(11.2)	184	204	(9.9)	31.6	32.1	(50)
New Orleans	1	1,622	32	43	(25.1)	91	109	(16.8)	35.1	39.0	(390)
Boston	3	1,536	28	37	(24.7)	91	111	(18.1)	30.4	33.1	(270)
New York	1	1,878	—	25	(100.1)	136	198	(31.4)	—	12.5	(1,250)
Southern California	5	1,773	45	39	13.6	132	125	5.4	33.6	31.2	240
Chicago	3	2,467	9	32	(72.6)	118	160	(26.5)	7.4	19.9	(1,250)
Key West	2	461	33	21	60.6	78	56	39.0	42.6	36.9	570
Denver	1	613	11	15	(30.2)	31	38	(20.2)	34.8	39.7	(490)
Miami	2	901	22	19	16.4	60	55	9.1	37.0	34.6	240
Washington, D.C.	2	1,085	8	12	(38.1)	43	57	(25.4)	17.9	21.6	(370)
Seattle	2	1,246	6	12	(46.9)	49	60	(18.3)	12.9	19.8	(690)
Other	12	4,043	31	40	(22.0)	184	206	(8.9)	17.5	20.4	(290)
All Markets	43	27,062	$460	$630	(27.0)%	$1,765	$2,153	(18.0)%	26.1%	29.3%	(320)	bps

(1) Calculated based on unrounded numbers.

36 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q3 2022 vs. Q3 2019

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		3Q22	3Q19	Change(1)	3Q22	3Q19	Change		3Q22	3Q19	Change(1)	3Q22	3Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$312.18	$280.09	11.5%	92.1%	95.6%	(3.5)%	pts	$287.56	$267.85	7.4%	$461.45	$419.26	10.1%
2	Hilton Waikoloa Village	357.15	256.63	39.2	78.7	84.9	(6.2)		281.12	217.95	29.0	613.98	462.45	32.8
3	Hilton San Francisco Union Square	226.50	269.14	(15.8)	61.5	92.6	(31.1)		139.41	249.44	(44.1)	190.71	338.65	(43.7)
4	Parc 55 San Francisco – a Hilton Hotel	225.71	272.95	(17.3)	61.8	92.6	(30.8)		139.39	252.65	(44.8)	155.54	278.06	(44.1)
5	JW Marriott San Francisco Union Square	308.48	338.49	(8.9)	76.3	95.6	(19.3)		235.47	323.57	(27.2)	333.41	373.99	(10.8)
6	Hyatt Centric Fisherman's Wharf	242.86	271.91	(10.7)	80.4	96.9	(16.5)		195.15	263.38	(25.9)	249.33	329.54	(24.3)
7	Signia by Hilton Orlando Bonnet Creek	167.35	148.31	12.8	59.1	65.2	(6.1)		98.97	96.81	2.2	225.08	221.92	1.4
8	Waldorf Astoria Orlando	297.50	228.46	30.2	55.1	71.0	(15.9)		163.88	162.27	1.0	309.18	306.81	0.8
9	Hilton Orlando Lake Buena Vista	154.62	133.84	15.5	61.9	66.7	(4.8)		95.64	89.22	7.2	172.27	171.68	0.3
10	Hilton New Orleans Riverside	175.06	167.90	4.3	55.6	66.9	(11.3)		97.37	112.37	(13.4)	177.75	198.52	(10.5)
11	Hyatt Regency Boston	271.18	281.77	(3.8)	89.1	96.6	(7.5)		241.69	272.28	(11.2)	300.07	333.89	(10.1)
12	Hilton Boston Logan Airport	266.10	260.55	2.1	94.0	91.9	2.1		250.11	239.36	4.5	308.80	291.19	6.0
13	Boston Marriott Newton	197.61	193.11	2.3	68.0	79.4	(11.4)		134.31	153.25	(12.4)	176.27	225.09	(21.7)
14	New York Hilton Midtown	290.39	270.97	7.2	74.4	95.5	(21.1)		215.92	258.62	(16.5)	320.68	380.64	(15.8)
15	Hilton Santa Barbara Beachfront Resort	419.09	323.88	29.4	88.9	93.1	(4.2)		372.55	301.45	23.6	528.20	450.12	17.3
16	Hyatt Regency Mission Bay Spa and Marina	377.70	209.30	80.5	66.0	89.2	(23.2)		249.42	186.75	33.6	395.79	324.80	21.9
17	Hilton Checkers Los Angeles	226.70	217.56	4.2	74.2	90.2	(16.0)		168.20	196.28	(14.3)	190.75	227.01	(16.0)
18	Hilton Chicago	221.09	203.52	8.6	67.8	84.2	(16.4)		149.79	171.31	(12.6)	243.50	284.86	(14.5)
19	W Chicago – City Center	302.48	258.43	17.0	66.0	82.9	(16.9)		199.52	214.06	(6.8)	233.56	262.12	(10.9)
20	W Chicago – Lakeshore	233.60	228.39	2.3	72.3	82.9	(10.6)		168.88	189.31	(10.8)	209.25	258.29	(19.0)
21	Casa Marina Key West, Curio Collection	388.55	290.17	33.9	63.6	73.8	(10.2)		247.24	214.37	15.3	374.30	328.98	13.8
22	The Reach Key West, Curio Collection	411.00	273.76	50.1	72.3	26.2	46.1		297.11	71.61	314.9	427.72	95.70	346.9
23	Hilton Denver City Center	201.32	183.39	9.8	73.2	94.6	(21.4)		147.47	173.59	(15.0)	216.60	248.71	(12.9)
24	Royal Palm South Beach Miami	205.55	147.40	39.4	75.0	90.1	(15.1)		154.22	132.88	16.1	211.36	197.17	7.2
25	DoubleTree Hotel Washington DC – Crystal City	150.42	153.60	(2.1)	72.3	73.8	(1.5)		108.81	113.38	(4.0)	149.00	155.68	(4.3)
26	DoubleTree Hotel San Jose	168.19	220.54	(23.7)	63.3	84.5	(21.2)		106.44	186.37	(42.9)	152.86	257.96	(40.7)
27	Juniper Hotel Cupertino, Curio Collection	227.23	242.05	(6.1)	79.2	83.8	(4.6)		180.02	202.91	(11.3)	201.28	240.17	(16.2)
	Sub-total Core Hotels	$256.48	$239.26	7.2%	71.8%	85.3%	(13.5)%	pts	$184.12	$204.15	(9.8)%	$282.04	$307.84	(8.4)%

	All Other Hotels	$180.64	$164.70	9.7%	71.4%	80.5%	(9.1)%	pts	$129.01	$132.59	(2.7)%	$177.96	$192.78	(7.7)%
	Total Consolidated Portfolio	$238.87	$222.93	7.2%	71.7%	84.2%	(12.5)%	pts	$171.27	$187.75	(8.8)%	$257.78	$281.47	(8.4)%

(1) Calculated based on unrounded numbers.

37 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q3 2022 vs. Q3 2019

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		3Q22	3Q19	Change(1)	3Q22	3Q19	Change(1)	3Q22	3Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$51	$44	15.3%	$121	$110	10.1%	42.0%	40.1%	190	bps
2	Hilton Waikoloa Village	15	18	(17.5)	37	47	(22.6)	40.4	37.9	250
3	Hilton San Francisco Union Square	3	17	(84.7)	34	60	(43.7)	7.8	28.8	(2,100)
4	Parc 55 San Francisco – a Hilton Hotel	—	8	(97.4)	15	26	(44.1)	1.4	30.4	(2,900)
5	JW Marriott San Francisco Union Square	2	3	(44.4)	11	12	(10.8)	14.7	23.6	(890)
6	Hyatt Centric Fisherman's Wharf	2	3	(41.5)	7	10	(24.3)	26.2	33.9	(770)
7	Signia by Hilton Orlando Bonnet Creek	4	3	19.5	21	21	1.4	19.4	16.5	290
8	Waldorf Astoria Orlando	3	3	8.0	14	14	0.8	18.9	17.6	130
9	Hilton Orlando Lake Buena Vista	3	2	15.1	13	13	0.3	21.2	18.5	270
10	Hilton New Orleans Riverside	7	10	(32.9)	27	30	(10.5)	25.3	33.7	(840)
11	Hyatt Regency Boston	6	7	(9.2)	14	15	(10.1)	43.9	43.5	40
12	Hilton Boston Logan Airport	6	5	7.3	17	16	6.0	33.0	32.6	40
13	Boston Marriott Newton	2	3	(33.3)	7	9	(21.7)	25.3	29.7	(440)
14	New York Hilton Midtown	3	9	(63.9)	55	66	(15.8)	5.7	13.3	(760)
15	Hilton Santa Barbara Beachfront Resort	10	8	22.2	17	15	17.3	56.3	54.0	230
16	Hyatt Regency Mission Bay Spa and Marina	5	3	37.1	16	13	21.9	29.1	25.8	330
17	Hilton Checkers Los Angeles	1	1	(45.5)	3	4	(16.0)	20.7	31.9	(1,120)
18	Hilton Chicago	9	10	(7.7)	35	40	(14.5)	25.5	23.6	190
19	W Chicago – City Center	2	3	(23.0)	9	10	(10.9)	23.6	27.3	(370)
20	W Chicago – Lakeshore	2	4	(50.1)	10	12	(19.0)	18.4	29.9	(1,150)
21	Casa Marina Key West, Curio Collection	3	2	16.7	11	9	13.8	23.4	22.8	60
22	The Reach Key West, Curio Collection	2	(1)	356.4	6	1	346.9	26.9	(46.9)	7,380
23	Hilton Denver City Center	5	5	(12.5)	12	14	(12.9)	39.4	39.2	20
24	Royal Palm South Beach Miami	2	2	20.9	8	7	7.2	25.2	22.3	290
25	DoubleTree Hotel Washington DC – Crystal City	2	2	40.4	9	9	(4.3)	26.7	18.2	850
26	DoubleTree Hotel San Jose	—	4	(92.6)	7	12	(40.7)	3.7	29.6	(2,590)
27	Juniper Hotel Cupertino, Curio Collection	1	2	(20.0)	4	5	(16.2)	33.1	34.7	(160)
	Sub-total Core Hotels	$151	$180	(17.6)%	$540	$600	(10.4)%	27.4%	29.8%	(240)	bps

	All Other Hotels	$15	$23	(22.6)%	$102	$113	(7.7)%	18.2%	21.7%	(350)	bps
	Total Consolidated Portfolio	$166	$203	(18.2)%	$642	$713	(10.0)%	25.9%	28.5%	(260)	bps

(1) Calculated based on unrounded numbers.

38 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q3 2022 vs. YTD Q3 2019

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		2022	2019	Change(1)	2022	2019	Change		2022	2019	Change(1)	2022	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$284.59	$266.28	6.9%	86.5%	94.1%	(7.6)%	pts	$246.10	$250.41	(1.7)%	$398.78	$402.07	(0.8)%
2	Hilton Waikoloa Village	344.72	236.54	45.7	77.4	82.2	(4.8)		266.65	194.23	37.3	608.11	406.83	49.5
3	Hilton San Francisco Union Square	233.89	284.13	(17.7)	48.0	90.0	(42.0)		112.28	255.86	(56.1)	159.79	357.92	(55.4)
4	Parc 55 San Francisco – a Hilton Hotel	235.41	283.27	(16.9)	29.2	90.6	(61.4)		68.85	256.89	(73.2)	78.28	291.06	(73.1)
5	JW Marriott San Francisco Union Square	293.69	362.92	(19.1)	68.8	94.2	(25.4)		202.11	341.88	(40.9)	277.97	423.35	(34.3)
6	Hyatt Centric Fisherman's Wharf	212.60	263.04	(19.2)	73.6	97.2	(23.6)		156.50	255.80	(38.8)	203.84	323.56	(37.0)
7	Signia by Hilton Orlando Bonnet Creek	211.47	187.86	12.6	61.3	76.9	(15.6)		129.58	144.48	(10.3)	299.40	342.86	(12.7)
8	Waldorf Astoria Orlando	377.11	281.97	33.7	59.7	76.3	(16.6)		224.99	214.93	4.7	412.84	417.45	(1.1)
9	Hilton Orlando Lake Buena Vista	180.11	161.37	11.6	64.1	80.6	(16.5)		115.42	130.01	(11.2)	202.31	236.57	(14.5)
10	Hilton New Orleans Riverside	200.51	191.92	4.5	59.5	74.4	(14.9)		119.30	142.76	(16.4)	205.50	247.05	(16.8)
11	Hyatt Regency Boston	254.60	250.63	1.6	71.9	94.5	(22.6)		183.17	237.07	(22.7)	233.98	300.34	(22.1)
12	Hilton Boston Logan Airport	225.93	244.31	(7.5)	89.6	86.7	2.9		202.41	211.89	(4.5)	254.18	270.17	(5.9)
13	Boston Marriott Newton	186.46	186.69	(0.1)	55.6	74.4	(18.8)		103.68	138.94	(25.4)	146.51	218.85	(33.1)
14	New York Hilton Midtown	286.64	264.74	8.3	59.3	89.8	(30.5)		169.86	237.56	(28.5)	264.80	386.01	(31.4)
15	Hilton Santa Barbara Beachfront Resort	377.74	281.62	34.1	79.6	84.4	(4.8)		300.72	237.79	26.5	434.22	373.27	16.3
16	Hyatt Regency Mission Bay Spa and Marina	310.68	189.75	63.7	63.0	80.5	(17.5)		195.85	152.79	28.2	327.33	280.48	16.7
17	Hilton Checkers Los Angeles	222.70	224.02	(0.6)	66.5	87.4	(20.9)		148.01	195.69	(24.4)	168.66	224.65	(24.9)
18	Hilton Chicago	209.50	193.52	8.3	51.5	75.8	(24.3)		107.91	146.74	(26.5)	185.55	255.40	(27.3)
19	W Chicago – City Center	290.20	250.63	15.8	49.7	73.4	(23.7)		144.29	184.06	(21.6)	172.69	230.31	(25.0)
20	W Chicago – Lakeshore	211.85	206.11	2.8	54.9	70.5	(15.6)		116.26	145.36	(20.0)	146.29	193.38	(24.4)
21	Casa Marina Key West, Curio Collection	574.03	386.68	48.5	73.6	83.3	(9.7)		422.69	322.26	31.2	607.59	487.05	24.7
22	The Reach Key West, Curio Collection	581.53	373.83	55.6	77.1	66.4	10.7		448.15	248.09	80.6	635.15	353.14	79.9
23	Hilton Denver City Center	182.81	178.48	2.4	67.0	86.1	(19.1)		122.42	153.67	(20.3)	182.73	229.12	(20.2)
24	Royal Palm South Beach Miami	285.68	204.01	40.0	77.7	93.9	(16.2)		221.91	191.60	15.8	288.64	266.16	8.4
25	DoubleTree Hotel Washington DC – Crystal City	151.87	164.65	(7.8)	69.1	74.5	(5.4)		104.89	122.59	(14.4)	140.88	166.94	(15.6)
26	DoubleTree Hotel San Jose	163.38	229.78	(28.9)	58.2	85.3	(27.1)		95.03	195.81	(51.5)	136.91	273.00	(49.8)
27	Juniper Hotel Cupertino, Curio Collection	200.19	254.79	(21.4)	64.9	83.8	(18.9)		129.95	213.46	(39.1)	150.92	252.17	(40.2)
	Sub-total Core Hotels	$257.19	$241.47	6.5%	63.7%	84.4%	(20.7)%	pts	$163.92	$203.89	(19.6)%	$259.47	$318.31	(18.5)%

	All Other Hotels	$179.54	$162.97	10.2%	68.1%	75.8%	(7.7)%	pts	$122.26	$123.46	(1.0)%	$171.51	$179.49	(4.4)%
	Total Consolidated Portfolio	$238.16	$224.94	5.9%	64.8%	82.5%	(17.7)%	pts	$154.21	$185.46	(16.8)%	$238.97	$286.50	(16.6)%

(1) Calculated based on unrounded numbers.

39 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q3 2022 vs. YTD Q3 2019

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		2022	2019	Change(1)	2022	2019	Change(1)	2022	2019	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$134	$124	7.7%	$311	$314	(0.8)%	43.0%	39.6%	340	bps
2	Hilton Waikoloa Village	43	40	6.7	107	123	(12.9)	39.6	32.3	730
3	Hilton San Francisco Union Square	—	58	(100.2)	84	188	(55.4)	(0.2)	31.0	(3,120)
4	Parc 55 San Francisco – a Hilton Hotel	(6)	27	(122.4)	22	81	(73.1)	(27.1)	32.6	(5,970)
5	JW Marriott San Francisco Union Square	3	11	(71.3)	26	40	(34.3)	12.3	28.1	(1,580)
6	Hyatt Centric Fisherman's Wharf	4	9	(60.7)	18	28	(37.0)	20.0	32.0	(1,200)
7	Signia by Hilton Orlando Bonnet Creek	27	33	(18.6)	82	94	(12.7)	32.8	35.2	(240)
8	Waldorf Astoria Orlando	18	16	8.8	57	57	(1.1)	31.1	28.3	280
9	Hilton Orlando Lake Buena Vista	14	16	(16.0)	45	53	(14.5)	30.1	30.6	(50)
10	Hilton New Orleans Riverside	32	43	(25.1)	91	109	(16.8)	35.1	39.0	(390)
11	Hyatt Regency Boston	12	17	(27.8)	32	41	(22.1)	37.9	40.9	(300)
12	Hilton Boston Logan Airport	12	13	(6.7)	42	44	(5.7)	28.2	28.5	(30)
13	Boston Marriott Newton	4	7	(48.9)	17	26	(33.1)	21.8	28.5	(670)
14	New York Hilton Midtown	—	25	(100.1)	136	198	(31.4)	—	12.5	(1,250)
15	Hilton Santa Barbara Beachfront Resort	21	17	28.2	43	37	16.3	50.0	45.4	460
16	Hyatt Regency Mission Bay Spa and Marina	11	7	47.0	39	33	17.1	27.1	21.6	550
17	Hilton Checkers Los Angeles	2	4	(54.8)	9	12	(24.9)	19.4	32.2	(1,280)
18	Hilton Chicago	8	21	(59.0)	78	108	(27.3)	10.8	19.2	(840)
19	W Chicago – City Center	1	6	(79.0)	19	25	(25.0)	6.8	24.4	(1,760)
20	W Chicago – Lakeshore	(1)	5	(119.0)	21	27	(24.4)	(4.7)	18.9	(2,360)
21	Casa Marina Key West, Curio Collection	22	16	39.7	52	41	24.7	42.2	37.7	450
22	The Reach Key West, Curio Collection	11	5	126.4	26	14	79.9	43.3	34.4	890
23	Hilton Denver City Center	11	15	(30.2)	31	38	(20.2)	34.8	39.7	(490)
24	Royal Palm South Beach Miami	12	11	14.8	31	29	8.4	39.9	37.7	220
25	DoubleTree Hotel Washington DC – Crystal City	6	6	—	24	29	(15.6)	26.6	22.4	420
26	DoubleTree Hotel San Jose	—	11	(98.3)	19	38	(49.8)	1.0	30.2	(2,920)
27	Juniper Hotel Cupertino, Curio Collection	2	6	(63.4)	9	15	(40.2)	22.5	36.8	(1,430)
	Sub-total Core Hotels	$403	$569	(29.3)%	$1,471	$1,842	(20.3)%	27.3%	30.8%	(350)	bps

	All Other Hotels	$57	$61	(6.1)%	$294	$311	(4.4)%	19.7%	20.1%	(40)	bps
	Total Consolidated Portfolio	$460	$630	(27.0)%	$1,765	$2,153	(18.0)%	26.1%	29.3%	(320)	bps

(1) Calculated based on unrounded numbers.

40 |

Properties Acquired and Sold

Hyatt Regency Boston Caribe Hilton W New Orleans - French Quarter

41 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981

__________________________________________________________________________________

(1) Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2) Sold in December 2019.
(3) Sold in August 2021.
(4) Sold in June 2021. (5) Sold in June 2022.
(6) Sold in July 2021.
(7) Sold in April 2021.

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Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio – 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio – 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0
2018 Total (13 Hotels)			3,193	$519.0

2019 Sales:
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0
Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0
2019 Total (8 Hotels)			2,597	$496.9

2020 Sales:
Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4
2020 Total (2 Hotels)			700	$207.9

2021 Sales:
W New Orleans – French Quarter	New Orleans, Louisiana	April 2021	97	$24.1
Hotel Indigo San Diego Gaslamp Quarter(2)	San Diego, California	June 2021	210	78.0
Courtyard Washington Capitol Hill/Navy Yard(2)	Washington, District of Columbia	June 2021	204	71.0
Hotel Adagio, Autograph Collection	San Francisco, California	July 2021	171	82.0
Le Meridien San Francisco	San Francisco, California	August 2021	360	221.5
2021 Total (5 Hotels)			1,042	$476.6

2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(4)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(5)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

Grand Total(6) (35 Hotels)			9,739	$2,017.3

__________________________________________________________________________________

(1) The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro rata share.
(2) Hotels were sold as a portfolio in the same transaction.
(3) The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro rata share.

(4)          Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for Park’s share of the mortgage debt.

(5)          The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro rata share.

(6)          To date, Park has sold its interest in 35 hotels. In addition, three other properties were subject to ground leases that either expired or were terminated by Park, and consequently turned over to the landlord.

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Capital Structure

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

asa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

44 |

Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of September 30, 2022
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	March 2023(1)	$57
Mortgage loan	Hilton Checkers Los Angeles	4.11%	March 2023	26
Mortgage loan	W Chicago – City Center	4.25%	August 2023	75
Mortgage loan	Hilton San Francisco Union Square, Parc 55 San Francisco – a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	132
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	163
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2025 Senior Secured Notes		7.50%	June 2025	650
2028 Senior Secured Notes		5.88%	October 2028	725
2029 Senior Secured Notes		4.88%	May 2029	750
Total Fixed Rate Debt		5.04%(2)		4,622

Variable Rate Debt
Revolver(3)	Unsecured	L + 1.80%(4)	December 2023	—
2019 Term Facility	Unsecured	L + 1.70%(4)	August 2024	78
Total Variable Rate Debt		4.51%(2)		78

Add: unamortized premium				3
Less: unamortized deferred financing costs and discount				(33)
Total Debt(5)		5.03%(2)		$4,670

(1) The loan matures in August 2042 but is callable by the lender with six months of notice. As of September 30, 2022, Park had not received notice from the lender.
(2) Calculated on a weighted average basis.
(3) Park has $901 million of available capacity under the revolving credit facility (“Revolver”).
(4) Upon exiting the covenant relief period under Park’s credit facilities in July 2022, the applicable margins of the Revolver and 2019 Term Facility decreased by 1.20% and 0.95%, respectively.
(5) Excludes $170 million of Park’s share of debt of its unconsolidated joint ventures.

45 |

Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago - City Center

46 |

Definitions

Pro-forma

The Company presents certain data for its consolidated hotels on a Pro-forma hotel basis as supplemental information for investors: Pro-forma Hotel Revenues, Pro-forma RevPAR, Pro-forma Total RevPAR, Pro-forma occupancy, Pro-forma ADR, Pro-forma Adjusted EBITDA, Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin and Net debt to Pro-forma Adjusted EBITDA ratio. The Company presents Pro-forma hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Pro-forma metrics exclude results from property dispositions that have occurred through November 2, 2022 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude:

• Gains or losses on sales of assets for both consolidated and unconsolidated investments;

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Impairment losses and casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

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Definitions (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

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Definitions (continued)

The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio

Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of the Company’s hotels as a result of COVID-19. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases.

49 |

Definitions (continued)

Average Daily Rate

ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of the Company’s hotels as a result of COVID-19. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of the Company’s hotels as a result of COVID-19. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

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Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Neil Malkin	Capital One Securities	(571) 633-8191	neil.malkin@capitalone.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Rich Anderson	SMBC Nikko Securities	(646) 521-2351	randerson@smbcnikko-si.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

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